As filed with the Securities and Exchange Commission on March 23, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

PAPP INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement
March 23, 2012

Important Voting Information Inside

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Please vote immediately!

You can vote through the internet or by mail.
Details on voting can be found on your proxy card.

Papp Investment Trust
2201 E. Camelback Road, Suite 227B
Phoenix, Arizona 85016

SPECIAL MEETING OF SHAREHOLDERS
Papp Small & Mid-Cap Growth Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President		3

Notice of Special Meeting of Shareholders		5

Important Information to Help You Understand the Proposals		6

Proxy Statement		8

Proposal 1:	To Approve a Proposed New Investment Advisory Agreement with L. Roy Papp & Associates, LLP	9

Proposal 2:	To Elect Five Individuals to Serve on the Board of Trustees	15

Proposal 3:	To Transact Any Other Business, Not Currently Contemplated, That May Properly Come Before the Special Meeting of Shareholders or Any Adjournment Thereof in the Discretion of the Proxies or Their Substitutes	22

Outstanding Shares and Voting Requirements		23

Additional Information on the Operation of the Fund		24

Other Matters		26

Exhibit A: Form of the Proposed New Investment Advisory Agreement

PAPP INVESTMENT TRUST

March 23, 2012

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Papp Investment Trust (the “Trust”), to be held at 9:00 a.m., Mountain Time, on May 1, 2012 at the offices of the Trust’s investment adviser, L. Roy Papp & Associates, LLP, 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, to vote on the proposals listed below.  Formal notice of the Meeting appears after this letter, followed by the Proxy Statement.  Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting through the internet.

PROPOSAL 1.	To approve a proposed new investment advisory agreement between the Trust, on behalf of the Papp Small & Mid-Cap Growth Fund, and L. Roy Papp & Associates, LLP.

PROPOSAL 2.	To elect five individuals to serve on the Board of Trustees of the Trust.

PROPOSAL 3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

As many of you are aware, on December 16, 2011, L. Roy Papp, the Founder and Senior Partner of L. Roy Papp & Associates, LLP (the “Adviser”), the investment adviser for the Papp Small & Mid-Cap Growth Fund (the “Fund”), passed away after a short illness.  Upon Mr. Papp’s death,  his ownership interest in the Adviser  transferred to his son, Harry A. Papp, and his daughter, Victoria S. Cavallero.  This change in the beneficial ownership of the Adviser (the “Transaction”) may be deemed to be a change in control of the Adviser and thus an automatic termination of the Fund’s investment advisory agreement with the Adviser that was in effect prior to December 16, 2011 (the “Former Advisory Agreement”).  The Investment Company Act of 1940, as amended (the “1940 Act”), and the Former Advisory Agreement both require that we obtain from shareholders of the Fund approval of a new investment advisory agreement (the “New Advisory Agreement”) as a result of the presumed change in control and termination of the Former Advisory Agreement.  Your approval of the New Advisory Agreement will not change the rate at which the Fund pays advisory fees to the Adviser or the strategies and process currently being used to manage the Fund.  The Trust’s Board of Trustees has approved the New Advisory Agreement and recommends that you vote “FOR” approval of the New Advisory Agreement.

You are also being asked to vote on the election of five individuals to serve on the Trust’s Board of Trustees.  All of the nominees currently serve as Trustees and four have been previously elected as Trustees by the Fund’s shareholders.  Mr. Harry A. Papp was appointed as a Trustee by the Board of Trustees to fill the vacancy created by L. Roy Papp’s death and is a new candidate for election by the Fund’s shareholders.  The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than May 1, 2012.

In addition to voting by mail, you may also vote through the internet by going to the website that appears on the enclosed proxy card and follow the simple instructions using the control number that appears on the proxy card.  The use of internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call 1-877-370-7277.

Sincerely,

/s/ Harry A. Papp

Harry A. Papp
Managing Partner

PAPP INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
PAPP SMALL & MID-CAP GROWTH FUND

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 9:00 a.m., Mountain Time, on May 1, 2012.  The Proxy Statement is available at www.roypapp.com or by calling the Fund at 1-877-370-7277.

To the Shareholders of the Papp Small & Mid-Cap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Papp Small & Mid-Cap Growth Fund (the “Fund”), a series of Papp Investment Trust (the “Trust”), will be held at  9:00 a.m., Mountain Time, on May 1, 2012 at the offices of the Trust’s investment adviser, L. Roy Papp & Associates, LLP, 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016.  The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a proposed new investment advisory agreement between the Trust, on behalf of Papp Small & Mid-Cap Growth Fund, and L. Roy Papp & Associates, LLP.

2.	To elect five individuals to serve on the Board of Trustees of the Trust.

3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on March 7, 2012 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us.  Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary
Papp Investment Trust

March 23, 2012

IMPORTANT
Please vote through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay.  You may also execute the enclosed proxy and return it promptly in the enclosed envelope.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q:          What is happening? Why did I get this package of materials?

A:           A special meeting of shareholders of the Papp Small & Mid-Cap Growth Fund (the “Fund”) is scheduled to be held at 9:00 a.m., Mountain Time, on May 1, 2012.  According to our records, you are a shareholder of record as of the Record Date for this meeting.

Q:          Why am I being asked to vote on a proposed new advisory agreement?

A:           As many of you are aware, on December 16, 2011, L. Roy Papp, Founder and Senior partner of L. Roy Papp & Associates (the “Adviser”), the investment adviser to the Fund, passed away after a short illness.  Upon Mr. Papp’s death,  his ownership interest in the Adviser  transferred to his son, Harry A. Papp and his daughter, Victoria S. Cavallero, which caused the Adviser to experience a change in its beneficial ownership (the “Transaction”).

The Investment Company Act of 1940, as amended (the “1940 Act”), provides in part that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity.  Because Mr. Papp’s ownership interest in the Adviser was in excess of 25%, the Transaction may be deemed to have resulted in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminated the investment advisory agreement that was in effect at the time of Mr. Papp’s death (the “Former Advisory Agreement”).  As a result, the Fund does not have an investment advisory agreement in place that has been approved by shareholders in accordance with the 1940 Act.  Therefore, shareholders of the Fund are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) in order for the Adviser to continue as the Fund’s investment adviser.

Q:          Does the Fund have an Advisory Agreement at the present time?

The Adviser currently provides investment management services to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”), as permitted by the 1940 Act.  At a meeting held December 23, 2011, the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust, approved the Interim Advisory Agreement with the Adviser, which has a maximum term of 150 days from December 16, 2011, but is otherwise substantially identical in all material respects to the Former Advisory Agreement.  However, in order for the Adviser to continue to provide management services to the Fund beyond the interim period, which ends upon the earlier of (i) May 14, 2012, or (ii) the effective date of the New Advisory Agreement, shareholders of the Fund must approve the New Advisory Agreement.

Q:          How does the proposed New Advisory Agreement differ from the Former Advisory Agreement?

A:           Except for the effective and termination dates, the terms of the New Advisory Agreement are substantially identical in all material respects to the terms of the Former Advisory Agreement.

Q:          How will the Transaction affect the shareholders of the Fund?

A:           Other than the change in the ownership structure of the Adviser, the operations of the Adviser are expected to stay the same.  Rosellen C.  Papp, who was previously co-portfolio manager of the Fund with L. Roy Papp, will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio.

Q:          Will the total fees payable under the New Advisory Agreement increase?

A:           No.  The advisory fee rate payable to the Adviser under the New Advisory Agreement will be the same as the rate paid under the Former Advisory Agreement.

Q:          Why are shareholders of the Fund being asked to elect Trustees?

A:           The Board of Trustees has appointed Mr. Harry A. Papp to fill the vacancy on the Board created by the death of his father, L. Roy Papp; however, Harry A. Papp has not been elected by the Fund’s shareholders.  The 1940 Act requires that at least two-thirds of the members of the Board of Trustees be elected by shareholders.  The election of all nominees at this Meeting by shareholders will reduce the likelihood that the Trust will need to undergo another proxy solicitation with regards to Board composition for the foreseeable future. Information regarding the qualifications of each nominee is set forth below under Proposal 2.

Q:          How does the Board of Trustees recommend that I vote?

A:           After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.  The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:          What will happen if there are not enough votes to hold the Meeting?

A:           It is important that shareholders vote through the internet or complete and return signed proxy cards promptly, but no later than May 1, 2012 to ensure there is a quorum for the Meeting.  You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:          Whom should I call for additional information about the Proxy Statement?

A:           If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-877-370-7277.

PAPP INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS OF
PAPP SMALL & MID-CAP GROWTH FUND

To Be Held on May 1, 2012

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Papp Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of Papp Small & Mid-Cap Growth Fund (the “Fund”), a series of the Trust, to be held on May 1, 2012 or at any adjournment thereof.  The principal address of the Trust is 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016.  This Proxy Statement and proxy card were first mailed to shareholders on or about March 23, 2012.

As described in more detail below, at the Meeting shareholders are being asked to consider the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and L. Roy Papp & Associates, LLP, the Fund’s investment adviser (the “Adviser”) (Proposal 1), and to elect five individuals to serve on the Trust’s Board of Trustees (Proposal 2).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

The Fund has retained The Altman Group to solicit proxies for the Meeting.  The Altman Group is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $4,000 and will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund without cost to the Fund.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH L. ROY PAPP & ASSOCIATES, LLP

Shareholders of the Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”).  As many of you are aware, on December 16, 2011, L. Roy Papp, Senior Partner of the Adviser and co-portfolio manager of the Fund, passed away after a short illness.  L. Roy Papp founded the Adviser in 1978 and was co-trustee and beneficiary of the L. Roy Papp & Marilyn Papp Revocable Trust (the “LRMP Trust”), the principal shareholder of the Adviser.  Upon his death, L. Roy Papp’s ownership interest in the Adviser held in the LRMP Trust  transferred to his son, Harry A. Papp, and his daughter, Victoria S. Cavallero, which caused the Adviser to experience a change in its beneficial ownership (the “Transaction”).  The 1940 Act provides in part that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity.  Because Mr. Papp’s ownership interest in the Adviser was in excess of 25%, the Transaction may be deemed to have resulted in a “change in control” of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminated the investment advisory agreement that was in effect at the time of Mr. Papp’s death (the “Former Advisory Agreement”).  The Transaction has not resulted in a change in the operations of the Adviser, other than a change in its ownership structure.  Rosellen C. Papp, who was previously co-portfolio manager of the Fund with L. Roy Papp, will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio.  Because the Transaction results in a technical assignment and automatic termination of the Former Advisory Agreement, the Board of Trustees has approved a New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser in order for the Adviser to continue as the Fund’s investment adviser. The Adviser is seeking shareholder approval of this New Advisory Agreement.

The Interim Advisory Agreement.  As a result of the Transaction having occurred prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act.  In order to ensure the continuity of the investment advisory services to the Fund until shareholders approve the New Advisory Agreement, the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held December 23, 2011, approved an Interim Advisory Agreement with the Adviser (the “Interim Advisory Agreement”) pursuant to which the Adviser will continue to provide investment management services to the Fund under the same terms as the Former Advisory Agreement.  The Interim Advisory Agreement was approved within 10 days of the termination of the Former Advisory Agreement as required by Rule 15a-4 under the 1940 Act.  The Interim Advisory Agreement is dated December 16, 2011, the date of the Transaction, and replaced the Former Advisory Agreement as of such date.  The Interim Advisory Agreement is substantially identical in all material respects to the Former Advisory Agreement and the New Advisory Agreement, except that it has a maximum term of 150 days as required by Rule 15a-4 under the 1940 Act.  The Interim Advisory Agreement will terminate upon shareholder approval of the New Advisory Agreement that is being proposed at this Meeting, unless it sooner terminates on May 14, 2012 according to its terms.  The Interim Advisory Agreement provides for the same level of compensation to the Adviser as the Former Advisory Agreement.

The New Advisory Agreement.  The New Advisory Agreement is identical in all material respects to the Former Advisory Agreement, except that the New Advisory Agreement has a different effective and termination dates.  The New Advisory Agreement, if approved by shareholders, will replace the Interim Advisory Agreement.  Under the New Advisory Agreement, the Adviser will continue to be responsible for managing the investment and reinvestment of the Fund’s portfolio assets in securities, including buying, selling and trading in all stock, bonds and other assets of the Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Fund, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objectives, policies and restrictions of the Fund.  The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Fund.  The Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Fund’s administrator, transfer agent, fund accounting agent and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.  Fees paid to the Adviser under the New Advisory Agreement will be calculated at the same rate as the fees previously charged under the Former Advisory Agreement and those presently charged under the Interim Advisory Agreement.  The advisory fee paid by the Fund is equal to the annual rate of 1.00% of the Fund’s average daily net assets.

The New Advisory Agreement, like the Interim Advisory Agreement and the Former Advisory Agreement, provides that the Adviser shall not be liable for any mistake of judgment or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Fund or to its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.  The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser.  The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the effective date of the Interim Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act.

The description of the New Advisory Agreement in this Proxy Statement is only a summary. The form of the proposed New Advisory agreement is attached hereto as Exhibit A.  The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

Expense Limitation Agreement.  The Adviser and the Trust have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least March 8, 2013, to reduce its management fees and to pay other operating expenses of the Fund, if necessary, in an amount that limits annual operating expenses (excluding acquired fund fees and expenses and certain other expenses) to not more than 1.25% of the Fund’s average daily net assets.  Under the terms of the Expense Limitation Agreement, the Adviser may recover from the Fund any management fee reductions and expense reimbursements for a period of three years after such fee reductions or expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses (excluding acquired fund fees and certain other expenses) to exceed the agreed upon limit.  The Expense Limitation Agreement will remain in place through March 8, 2013 regardless of the outcome of the shareholder vote.  There is no assurance that any fee reduction or expense reimbursement will continue beyond March 8, 2013.  During the fiscal year ended November 30, 2011, the Adviser waived its entire advisory fee of $109,051 and reimbursed the Fund $20,024 of operating expenses.  As of November 30, 2011, the Adviser may in the future recover fee reductions and expense reimbursements totaling $210,138.  Of this amount, the Adviser may recover $81,063 no later than November 30, 2013 and $129,075 no later than November 30, 2014.

The Former Advisory Agreement.  The Adviser has served as investment adviser to the Fund since its inception. The Former Advisory Agreement is dated March 1, 2010 and was approved by the Board of Trustees, including a majority of the Independent Trustees, on February 3, 2010 and by Rosellen C. Papp, sole shareholder of the Fund, on March 8, 2010.

Information About the Adviser

The Adviser is an Arizona Limited Liability Partnership having its office located at 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016.  The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to individuals, trusts, retirement plans, endowments, and foundations.

As of the date of this Proxy Statement, the control persons of the Adviser are Rosellen C. Papp and Harry A. Papp, owning in the aggregate approximately 59% of the partnership interest in the Adviser held as community property in their revocable trust, and Victoria C. Cavallero, owning approximately 31% of the partnership interest in the Adviser as sole and separate  property.

The following is a list of the current executive officers and partners of the Adviser and their current position with the Trust. The address of each officer is 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016.

Name	Position with the Adviser/ Principal Occupation	Position with the Trust
Harry A. Papp	Managing Partner & Portfolio Manager	President
Rosellen C. Papp	Partner & Research Director	Vice President
Victoria S. Cavallero	Partner	None
Julie A. Hein	Partner and Chief Compliance Officer	Chief Compliance Officer
Brian M. Riordan	Partner & Research Analyst	Vice President
Jeffrey N. Edwards	Partner & Portfolio Manager	None
Timothy K. Hardaway	Partner & Portfolio Manager	None
Christopher L. Schaefer	Partner & Portfolio Manager	None
Gregory S. Smith	Partner & Research Analyst	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on January 12, 2012, at which all of the Trustees were present in person, except for one Trustee who participated by telephone.  In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the New Advisory Agreement.  The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of the Fund and its shareholders.  The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Former Advisory agreement and the Interim Advisory Agreement; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Advisory Agreement;  (iii) the same personnel of the Adviser who currently provide investment advisory services to the Fund will continue to do so upon approval of the New Advisory Agreement; (iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; and (v) the overall financial condition of the Adviser remains strong following the Transaction.

In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining whether to continue a fund's management agreement as in effect from year to year, including the information regarding the Adviser and the Fund’s performance they had been provided throughout the year at regular meetings of the Board.  In considering whether to approve the New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he or she deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the New Advisory Agreement.

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser.  The Trustees specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research.  The Trustees noted that Rosellen C. Papp has assumed the role as sole portfolio manager of the Fund, with Brian Riordan serving as assistant portfolio manager, and were advised by the Adviser that no other changes to its personnel or operations occurred as a result of the Transaction or L. Roy Papp’s death. The Trustees noted that the Adviser has previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies.

The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund.  The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program.  The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund.  The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser has never entered into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the Russell Midcap Growth Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles.  In reviewing the comparative performance, the Board considered that the Fund’s average annual total return was higher than the average and median returns for the one year period ended November 30, 2011 of its peer group, “Mid Cap Growth Funds Under $50 Million,” as derived from Morningstar, Inc.  The Board noted that the Fund’s average annual total return for the one year period was lower than its benchmark, the Russell Midcap Growth Index, but that its return since inception (March 8, 2010) exceeded the inception return of the Russell Midcap Growth Index.  The Board of Trustees also took note of the Adviser’s related prior performance with respect to registered investment companies that had similar investment objectives and strategies as the Fund, and for which the Adviser acted as investment adviser or sub-adviser.  The Trustees noted that although past performance is not necessarily indicative of future results, the Adviser’s long-term performance record and investment process were important factors in the Trustees’ evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

Expenses

The Board of Trustees considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee waivers and expense reimbursements.  It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles.  The Fund’s overall expense ratio, after contractual fee waivers, was compared to funds within its relevant peer group, as defined above.  The Trustees noted that the overall expense ratio of the Fund, after fee reductions, was lower than the average and median expense ratios for the peer group presented.  The Trustees also observed that, under the expense cap arrangement agreed to by the Adviser, shareholders of the Fund are guaranteed a competitive expense ratio until March 8, 2013.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services.  Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above.  The Trustees noted that the advisory fee rate for the Fund was slightly higher than the average rates for the peer group presented.  The Trustees determined that, although the advisory fee is higher, the Fund’s overall expense ratio, after contractual fee waivers, was competitive with and reasonable in relation to the average total expense ratio within its peer group.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition.  The Board was mindful that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception.  The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund and noted that, in light of the fact that the Fund has limited assets, these are only secondary factors at this time.  The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that is has adequate financial reserves to cover its anticipated losses from the Fund for several years.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints but were mindful that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and expense reimbursements.  The Trustees noted that the Fund’s assets have not grown to an extent that permits it to realize any economies of scale.  The Trustees observed that as the Fund grows in assets, this factor will become more relevant to their consideration process.

Conclusion

The Board of Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the New Advisory Agreement, was fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. The Board noted that the scope, quality, and nature of services to be provided by the Adviser, and the fees to be paid to the Adviser, under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided, and fees paid, under the Former Advisory Agreement. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Fund and its shareholders and recommended approval of the New Advisory Agreement to the Fund’s shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO ELECT FIVE INDIVIDUALS TO SERVE ON THE BOARD OF TRUSTEES

The Board is also taking this opportunity to ask shareholders to elect a Trustee, Mr. Harry A. Papp, who was recently appointed by the Board of Trustees to fill the vacancy created by L. Roy Papp’s death, and to re-elect the other four Trustees of the Trust. The provisions of the 1940 Act require that at least two-thirds of the members of the Board be elected by shareholders of the Trust.  The election by shareholders of Mr. Harry A. Papp and re-election of the remaining Trustees will give the Board additional flexibility in the future to appoint new Trustees or fill vacancies in the Board as they arise without incurring the costs of soliciting shareholder approval.

Shareholders are being asked to elect the following individuals who are described herein, to the Board of Trustees:  Harry A. Papp, Rosellen C. Papp, James K. Ballinger, Cynthia P. Hubiak and Carolyn P. O’Malley (the “Nominees”).  All of the Nominees are currently Trustees and have served in that capacity since the Fund’s inception, except for Harry A. Papp who became a Trustee in December 2011.  The Nominees consist of two Trustees, Harry A. Papp and Rosellen C. Papp, who are “interested persons” of the Trust under the 1940 Act because they are partners and employees of the Adviser and are deemed to have a financial interest in the Trust (“Interested Persons”).  The term of office of each Nominee will be until he or she resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected.  If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  However, management has no reason to believe that any Nominee will be unavailable for election.  The Board of Trustees recommends that you vote in favor of the election of each Nominee.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets in person at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations.  In addition, the Trustees may meet in person or by telephone at special meetings. The Independent Trustees also meet at least quarterly in executive session without the presence of any representatives of management.   The Board of Trustees provides broad supervision over the affairs of the Trust and elects the officers of the Trust to actively supervise the Fund’s day-to-day operations.  Subject to the 1940 Act and applicable Ohio law, the Trustees may fill vacancies in or increase or decrease the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.  The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine.  The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust Instrument for the Trust protects the Trustees and officers against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust.

Information Regarding the Nominees and Officers of the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board in light of the Trust’s business and structure.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.  References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.

Interested Trustee Nominees
Harry A. Papp, CFA
Mr. Papp has been a Partner and Portfolio Manager of the Adviser since 1981.  Mr. Papp earned a Bachelor of Arts degree in Economics and Chemistry from Brown University and a Master of Science degree in Geochemistry and Master of Business Administration degree in Finance and Accounting from the University of Chicago.  He is a Chartered Financial Analyst and has 33 years of experience in portfolio management and security analysis.  Mr. Papp serves on the Board of Directors of Blue Cross Blue Shield of Arizona, currently serving as Vice Chair.  In February 2012, Mr. Papp was appointed to the Arizona State Board of Investments, which is responsible in part to oversee over $11 billion of investments for the State of Arizona.  He is a Trustee and has served as a Director/Trustee of The Phoenix Zoo for 28 years.  Mr. Papp serves on the Board of Directors and Board of Trustees of Arizona State University Foundation and chairs the Investment Committee.  He is a Board Member and Treasurer of the Institute of Human Origins at Arizona State University.  Mr. Papp is on the board of Community Health Charities of Arizona, serving as Treasurer, and previously served on the national board for 15 years.  He serves on the Planned Giving Committee for the Desert Botanical Garden, the Phoenix Art Museum and Ballet Arizona.  Mr. Papp has been a Trustee of the Trust since December 2011 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004.  The Board has concluded that Mr. Papp is suitable to serve as a Trustee because of his past service and experience as a trustee of other investment companies, his experience on other boards, his professional investment and business experience and his academic background.

Rosellen C. Papp, CFA
Ms. Papp has been a Partner, Financial Analyst and Research Director of the Adviser since 1981.  Ms. Papp earned a Bachelor of Business Administration degree from the University of Michigan and a Masters of Management degree from the Kellogg School of Management, Northwestern University.  She is a Chartered Financial Analyst and has 33 years of experience in security and financial analysis.  Ms. Papp is a Director, Treasurer and Chair of the Investment Committee of the Flinn Foundation, a charitable foundation for the advancement of the biosciences in Arizona.  She is a member of the Arizona State University Foundation’s Women and Philanthropy Program.  Ms. Papp also serves on the Board of Trustees of the  Phoenix Art Museum and is a member of the Arizona Women’s Forum.  She has previously served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004.  The Board has concluded that Ms. Papp is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust and of other investment companies, her experience on other boards, her professional investment and business experience and her academic background.

Independent Trustee Nominees
James K. Ballinger
Mr. Ballinger has served as the Executive Director of the Phoenix Art Museum since 1982.  He holds a B.A. degree in American History and an M.A. degree in History of Art from the University of Kansas.  He currently serves on the Board of Trustees for the National Council of the Arts and previously served as President of the Association of Art Museum Directors of North America.  Mr. Ballinger has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004. The Board has concluded that Mr. Ballinger is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and of other investment companies, his experience on other boards, his business experience and his academic background.

Cynthia P. Hubiak, CPA
Ms. Hubiak has been the President and Chief Executive Officer of the Arizona Society of Certified Public Accountants since 2000.  She earned a B.S. degree in Accounting and an M.B.A. from Arizona State University.  Ms. Hubiak is a Certified Public Accountant and has 30 years of accounting and managerial experience.   She currently serves of the Board of The Wellness Community of Arizona and also served as a public member of the Arizona Board for Private Post-Secondary Education from 1999-2009 and Treasurer of a non-profit organization from 2004-2009.  Ms. Hubiak has also served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010.  The Board has concluded that Ms. Hubiak is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business and financial industry experience, her experience on other boards and her academic background.

Carolyn P. O’Malley
Ms. O’Malley served as Executive Director of the Dorrance Family Foundation, a private family foundation, from 2001-2009.  She holds a B.A. degree in Sociology from Whittier College and earned her M.A. from the Thunderbird School of Global Management.  Ms. O’Malley currently serves on the Board of Trustees of the Desert Botanical Garden, a non-profit organization, and has previously served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1997-2004.  The Board has concluded that Ms. O’Malley is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business experience, her experience on other boards and her academic background.

The following is a list of the Nominees, as well as the executive officers of the Trust.  The business address of each Nominee and executive officer is 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, except for Messrs. Dorsey and Seger and Ms. Bloom, whose business address is 225 Pictoria Drive, Cincinnati, Ohio 45246.  The Nominees who are Interested Persons of the Trust are indicated as such below.  No Nominee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp (age 58)	Trustee and President since December 2011; Vice President from February 2010 until December 2011	Trustee and President	Managing Partner of L. Roy Papp & Associates, LLP	1

*Rosellen C. Papp (age 57)	Since February 2010	Trustee and Vice President	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
James K. Ballinger (age 62)	Since February 2010	Trustee	Executive Director, Phoenix Art Museum	1

Cynthia P. Hubiak (age 52)	Since February 2010	Trustee	President and Chief Executive Officer, Arizona Society of CPAs	1

Carolyn P. O’Malley (age 64)	Since February 2010	Trustee	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational and cultural grants) from 2001-2009.	1

Name and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies
Executive Officers:
Brian M. Riordan (age 40)	Since February 2012	Vice President	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Robert G. Dorsey (age 54)	Since November 2009	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 50)	Since November 2009	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Tina H. Bloom (age 43)	Since April 2011; Assistant Secretary from November 2009 until April 2011	Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC

Julie A. Hein (age 49)	Since February 2010	Chief Compliance Officer	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

*
Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Harry A. Papp and Rosellen C. Papp are married.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust, including overseeing the Trust’s relationship with the Adviser and the Trust’s relationship with its other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board met four times during the fiscal year ended November 30, 2011. The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other Advisers to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Mr. Harry A. Papp.  Mr. Papp is an “interested person” of the Trust because he is a Partner of the Adviser.  Mr. Papp, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board of Trustees has not appointed a lead Independent Trustee.  It was determined by the Board that due to its size, the size of the fund complex and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead Independent Trustee.  The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Fund.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. The Committee of Independent Trustees met once during the fiscal year ended November 30, 2011.

Risk Oversight.  The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer each quarter, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares.  The following table shows each Nominee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Harry A. Papp	Over $100,000	Over $100,000
Rosellen C. Papp	Over $100,000	Over $100,000
Independent Trustees:
James K. Ballinger	$1 - $10,000	$1 - $10,000
Cynthia P. Hubiak	$1 - $10,000	$1 - $10,000
Carolyn P. O’Malley	$1 - $10,000	$1 - $10,000

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust receives from the Fund a per meeting fee of $250 for each meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the compensation paid to each Independent Trustee during the fiscal year ended November 30, 2011:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
James K. Ballinger	$1,000	None	None	$1,000
Cynthia P. Hubiak	$1,000	None	None	$1,000
Carolyn P. O’Malley	$1,000	None	None	$1,000

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on March 7, 2012 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.  As of the Record Date, there were 1,227,596.236 shares of beneficial interest of the Fund outstanding.  All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.  As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund.  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record Owner of 543,157.563 shares	44.25%
L. Roy Papp Estate 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016	Record Owner of 184,000.000shares	14.99%
Victoria S. Cavallero 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016	Record Owner of 115,047.686 shares	9.37%
Harry A. Papp Rosellen C. Papp 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016	Record Owner of 66,871.151 shares	5.45%
Mary H. Gormley 1641 Hinman Evanston, IL 60201	Record Owner of 65,885.184 shares	5.37%

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement (Proposal 1).  The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 33% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Assuming a quorum is present at the Meeting, the vote of a plurality (a simple majority of the votes cast at a meeting) of the Fund’s shares represented at the Meeting is required for the election of Trustees (Proposal 2).

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.  Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record and/or beneficially 22.00% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares.  The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Committee of Independent Trustees and the Board of Trustees have selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending November 30, 2012.   Representatives of BBD, LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so.  If representatives of BBD, LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by BBD, LLP to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by BBD, LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by BBD, LLP in connection with statutory and regulatory filings or engagements were $11,500 with respect to the fiscal year ended November 30, 2011 and $11,500 with respect to the fiscal year ended November 30, 2010.

Audit-Related Fees
No fees were billed in either of the last two fiscal years for assurance and related services by BBD, LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

Tax Fees
The aggregate fees billed to the Trust for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning were $2,000 with respect to the fiscal year ended November 30, 2011 and $2,000 with respect to the fiscal year ended November 30, 2010.  The services comprising these fees are related to the preparation of the Trust’s federal income and excise tax returns.

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by BBD, LLP other than the services reported above.
Aggregate Non-Audit Fees
During the fiscal years ended November 30, 2011 and November 30, 2010, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by BBD, LLP for services rendered to the Trust.  No non-audit fees were billed by BBD, LLP in either of the last two fiscal years for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 1-877-370-7277, or write to Tina H. Bloom, Secretary, Papp Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Tina H. Bloom, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Papp Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-877-370-7277 or e-mail the Trust at fundinfo@ultimus.com.

By Order of the Board of Trustees,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary

Date:    March 23, 2012

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet by following the instructions on your proxy card.

EXHIBIT A:   FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___day of May, 2012 by and between L. Roy Papp & Associates, LLP (the “Investment Adviser”), an Arizona Limited Liability Partnership, and Papp Investment Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (the “portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust has established the Papp Small & Mid-Cap Growth Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.
The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund.  The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.
Unless advised by the Trustees of the Trust of an objection, the Investment Adviser may, to the extent permitted by applicable laws and regulations, direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services.  Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process.  Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser in its other investment activities.  In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers.  The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund.  The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs that would otherwise be obtainable.

3.
The Investment Adviser may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser or its affiliates.  In such instances, the Fund will be charged the average price per unit for the security in such transactions.  Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

4.
The Investment Adviser shall report to the Board of Trustees at each meeting thereof important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally.  The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request.  In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations of the Act and of the Internal Revenue Code of 1986, as amended, with regard to regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

5.
The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder.  It is understood that the Investment Adviser may perform various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund.  Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

6.
This Agreement shall become effective on the date hereof and shall remain in effect for a period of two years from such date, and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules, regulations, and orders thereunder, and any Commission staff interpretations.  Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof.  This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

7.
This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as Trustees of the Trust), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

8.
This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser.  The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

9.
If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Papp.”  The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Papp” or any variation thereof, as the Investment Adviser may consider appropriate.  Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10.
The Fund shall pay the Investment Adviser an investment advisory fee equal to 1.00% per annum of the average daily net assets of the Fund.  The investment advisory fee will be computed and accrued daily and paid monthly.  The Investment Adviser’s compensation for the period from the date hereof through the last day of the month of the effective date hereof will be prorated based on the proportion that such period bears to the full month.  In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

11.
Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including, but not limited to: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, administration and transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; (l) expenses related to the filing of the Fund’s proxy voting record; and (m) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

12.
Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

13.
The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

14.
A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

15.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

PAPP INVESTMENT TRUST

By:
Its:	President

L. ROY PAPP & ASSOCIATES, LLP

By:
Its:	President

PAPP INVESTMENT TRUST PAPP SMALL & MID-CAP GROWTH FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2012

The undersigned shareholder(s) of the Papp Small & Mid-Cap Growth Fund (the “Fund’), a series of Papp Investment Trust, hereby appoints Tina H. Bloom and Julie A. Hein, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders to be held at 9:00 a.m., Mountain Time, on May 1, 2012 at the offices of the Trust’s investment adviser, L. Roy Papp & Associates, LLP, 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016 and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE                                                              DATE

SIGNATURE (if held jointly)                                        DATE

Title – if a corporation, partnership or other entity

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Meeting.

Please see the instructions below if you wish to vote by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet you should not mail your proxy ballot.  Please Vote Today!
CONTROL NUMBER: 123456789112

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2012

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the right.	THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.roypapp.com.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-249-7148.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAG ID:	BAR CODE	CUSIP: 123456789

PAPP SMALL & MID-CAP GROWTH FUND

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  X

The Board of Trustees of Papp Small & Mid-Cap Growth Fund recommends a vote “FOR” the proposals:

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve a proposed new investment advisory agreement between Papp Investment Trust, on behalf of the Papp Small & Mid-Cap Growth Fund, and L. Roy Papp & Associates, LLP (the “Adviser”).	□	□	□

2. To elect five individuals to serve on the Board of Trustees of the Trust:
	FOR	WITHHOLD AUTHORITY
1) Harry A. Papp	□	□
2) Rosellen C. Papp	□	□
3) James K. Ballinger	□	□
4) Cynthia P. Hubiak	□	□
5) Carolyn P. O’Malley	□	□

3. To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting:

The Proxy Statement is available at: www.roypapp.com.

TAG ID:	BAR CODE	CUSIP: 123456789